UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) December 18, 2007
                                                      -----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

       NEVADA                        333-68570              42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                   1701 38th Ave. West, Spencer, Iowa 51301
       ---------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 262-4191

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS


At a meeting of the registrant's board of directors held on December 18, 2007, two directors, Jim Danbom and Jan Danbom, tendered their letters of resignation and the board of directors accepted their resignations. The resignations were not the result of any disagreement with the registrant on any matters relating to the registrant's operations, policies or practices, or on any other matter.

Contemporaneously with the Danboms' retirement, the registrant reduced its board of directors from seven to five members.

On December 20, 2007, Cycle Country Accessories Corp. issued a press release titled: "Cycle Country Accessories Corp Reduces the board by Two Board Members".

The text of this press release can be reviewed in its entirety under the attached Exhibit 99.28.

ITEM  9.01.  FINANCIAL  STATEMENTS AND EXHIBITS.


99.28           Press Release dated December 20, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

Date   December 21, 2007
    ------------------------------

                                     By: /s/ Randy J. Kempf
                                        --------------------------
                                             Randy J. Kempf
                                             Principal Executive Officer,
                                             President and Director






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